SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               December 19, 1997
                       ---------------------------------
                       (Date of earliest event reported)


                      BANK OF AMERICA NATIONAL ASSOCIATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


           U.S.A.                      333-4152                 86-0645265
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)


1825 East Buckeye Road
Phoenix, Arizona                                           85034
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (602) 597-3738
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              (Registrant's telephone number, including area code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.  Not Applicable.

Item 5.     Not Applicable.

Item 6.     Not Applicable.

Item 7.     Exhibits.

            The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, 20.6, 20.7, and 20.8.

            Exhibit 20.1 SERIES 1996-A - Monthly Payment Instructions and Notification to the Trustee, dated as of November 30, 1997

            Exhibit 20.2 SERIES 1996-A - Monthly Certificateholders' Statement, dated as of November 30, 1997

            Exhibit 20.3 SERIES 1996-A - Schedule to Monthly Servicer's Certificate, dated as of November 30, 1997

            Exhibit 20.4 SERIES 1996-A - Monthly Servicer's Certificate, dated as of November 30, 1997

            Exhibit 20.5 SERIES 1997-A - Monthly Payment Instructions and Notification to the Trustee, dated as of November 30, 1997

            Exhibit 20.6 SERIES 1997-A - Monthly Certificateholders' Statement, dated as of November 30, 1997

            Exhibit 20.7 SERIES 1997-A - Schedule to Monthly Servicer's Certificate, dated as of November 30, 1997

            Exhibit 20.8 SERIES 1997-A - Monthly Servicer's Certificate, dated as of November 30, 1997


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      BANK OF AMERICA NATIONAL ASSOCIATION

                      Transferor and Servicer


                      By:  /s/ MARGARET A. SPRUDE
                          ----------------------
                          Name:  Margaret A. Sprude
                          Title: SVP & Chief Financial Officer

Date:  December 23, 1997

                               INDEX TO EXHIBITS


Exhibit
Number           Exhibit Description
-------          -------------------

 20.1 SERIES 1996-A - Monthly Payment Instructions and Notification to the Trustee, dated as of November 30, 1997

 20.2 SERIES 1996-A - Monthly Certificateholders' Statement, dated as of November 30, 1997

 20.3 SERIES 1996-A - Schedule to Monthly Servicer's Certificate, dated as of November 30, 1997

 20.4 SERIES 1996-A - Monthly Servicer's Certificate, dated as of November 30, 1997

 20.5 SERIES 1997-A - Monthly Payment Instructions and Notification to the Trustee, dated as of November 30, 1997

 20.6 SERIES 1997-A - Monthly Certificateholders' Statement, dated as of November 30, 1997

 20.7 SERIES 1997-A - Schedule to Monthly Servicer's Certificate, dated as of November 30, 1997

 20.8 SERIES 1997-A - Monthly Servicer's Certificate, dated as of November 30, 1997